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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 28, 2004


                                Youbet.com, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                          0-26015                     95-4627253
-----------------                  -------------             ------------------
(State or other                     (Commission               (I.R.S. Employer
jurisdiction of                     File Number)             Identification No.)
 incorporation)



           5901 De Soto Avenue, Woodland
                 Hills, California                                  91367
          --------------------------------                       ------------
     (Address of principal executive offices)                    (Zip Code)


                                 (818) 668-2100
                             -----------------------
              (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS

On January 28, 2004, an additional delay in the Delaware Court proceedings concerning Youbet's definitive proxy statement first mailed to stockholders on or about August 25, 2003 (for a subsequently postponed annual meeting) was filed with the Court which extended the previous delay an additional week by mutual agreement with ODS Technologies, a subsidiary of Gemstar-TV Guide International, which does business as TVG Networks. A copy of the letter filed with the Delaware Court dated January 28, 2004 is being filed with this report.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Exhibits:

                           99.1 Letter to the Delaware Court of Chancery dated January 28, 2004



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     YOUBET.COM, INC.





Date:  January 30, 2004                By:  /S/ CHARLES CHAMPION
                                           ------------------------------------
                                           Charles Champion
                                           President and Chief Executive Officer